NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	At December 31,
(Thousands of Dollars)	2006	2005

ASSETS

Current Assets:
Cash and cash equivalents	$ 481,911	$ 45,782
Special deposits	48,524	103,789
Investments in securitizable assets	375,655	252,801
Receivables, less provision for uncollectible
accounts of $22,369 in 2006 and $24,444 in 2005	361,201	901,516
Unbilled revenues	88,170	175,853
Fuel, materials and supplies	173,882	206,557
Marketable securities - current	67,546	56,012
Derivative assets - current	88,699	403,507
Prepayments and other	45,305	128,042
Assets held for sale	158	101,784
	1,731,051	2,375,643

Property, Plant and Equipment:
Electric utility	7,129,526	6,378,838
Gas utility	858,961	825,872
Competitive energy	17,864	908,776
Other	281,525	254,659
	8,287,876	8,368,145
Less: Accumulated depreciation: $2,443,203 for electric and
gas utility and $171,903 for competitive energy and
other in 2006; $2,304,966 for electric and gas utility and
$246,356 for competitive energy and other in 2005	2,615,106	2,551,322
	5,672,770	5,816,823
Construction work in progress	569,416	600,407
	6,242,186	6,417,230

Deferred Debits and Other Assets:
Regulatory assets	2,449,132	2,483,851
Goodwill	287,591	287,591
Prepaid pension	21,647	298,545
Marketable securities - long-term	50,843	56,527
Derivative assets - long-term	271,755	425,049
Other	249,031	223,439
	3,329,999	3,775,002

Total Assets	$ 11,303,236	$ 12,567,875

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	At December 31,
(Thousands of Dollars)	2006	2005

LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ -	$ 32,000
Long-term debt - current portion	4,877	22,673
Accounts payable	569,940	972,368
Accrued taxes	364,659	95,210
Accrued interest	53,782	47,742
Derivative liabilities - current	125,781	402,530
Counterparty deposits	148	28,944
Other	244,586	272,252
Liabilities of assets held for sale	62	101,511
	1,363,835	1,975,230

Rate Reduction Bonds	1,177,158	1,350,502

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,099,433	1,306,340
Accumulated deferred investment tax credits	32,427	95,444
Deferred contractual obligations	271,528	358,174
Regulatory liabilities	809,324	1,273,501
Derivative liabilities - long-term	148,557	272,995
Accrued postretirement benefits	203,320	16,506
Other	322,840	346,451
	2,887,429	3,669,411
Capitalization:
Long-Term Debt	2,960,435	3,027,288

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 175,420,239 shares issued
and 154,233,141 shares outstanding in 2006 and
174,897,704 shares issued and 153,225,892 shares
outstanding in 2005	877,101	874,489
Capital surplus, paid in	1,449,586	1,437,561
Deferred contribution plan - employee stock
ownership plan	(34,766)	(46,884)
Retained earnings	862,660	504,301
Accumulated other comprehensive income	4,498	19,987
Treasury stock, 19,684,249 shares in 2006
and 19,645,511 shares in 2005	(360,900)	(360,210)
Common Shareholders' Equity	2,798,179	2,429,244
Total Capitalization	5,874,814	5,572,732

Total Liabilities and Capitalization	$ 11,303,236	$ 12,567,875

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and it not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME/(LOSS)
(Unaudited)

For the Three Months Ended December 31,	2006	2005
	(Thousands of Dollars, except share information)

Operating Revenues	$ 1,483,156	$ 1,878,224

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	930,914	1,346,749
Other	302,872	270,113
Restructuring and impairment charges	-	15,682
Maintenance	50,436	41,545
Depreciation	60,875	57,327
Amortization	(32,463)	75,928
Amortization of rate reduction bonds	46,411	43,327
Taxes other than income taxes	57,534	59,506
Total operating expenses	1,416,579	1,910,177
Operating Income/(Loss)	66,577	(31,953)

Interest Expense:
Interest on long-term debt	39,054	34,886
Interest on rate reduction bonds	17,182	20,664
Other interest	4,112	4,577
Interest expense, net	60,348	60,127
Other Income, Net	28,692	22,242
Income/(Loss) from Continuing Operations Before
Income Tax Expense/(Benefit)	34,921	(69,838)
Income Tax Expense/(Benefit)	3,658	(56,067)
Income/(Loss) from Continuing Operations Before
Preferred Dividends of Subsidiary	31,263	(13,771)
Preferred Dividends of Subsidiary	1,390	1,390
Income/(Loss) from Continuing Operations	29,873	(15,161)
Discontinued Operations:
(Loss)/Income from Discontinued Operations Before Income Taxes	(9,921)	3,957
Gain/(Loss) from Sale of Discontinued Operations	510,736	(1,123)
Income Tax Expense	(183,695)	(241)
Income from Discontinued Operations	317,120	2,593
Income/(Loss) Before Cumulative Effect of Accounting Change, Net of Tax Benefit	346,993	(12,568)
Cumulative effect of accounting change, net of tax benefit of $689	-	(1,005)
Net Income/(Loss)	$ 346,993	$ (13,573)

Basic Earnings/(Loss) Per Common Share:
Income/(Loss) from Continuing Operations	$ 0.19	$ (0.08)
Income/(Loss) from Discontinued Operations	2.06	(0.01)
Cumulative Effect of Accounting Change, Net of Tax Benefit	-	(0.01)
Basic Earnings/(Loss) Per Common Share	$ 2.25	$ (0.10)

Fully Diluted Earnings/(Loss) Per Common Share:
Income/(Loss) from Continuing Operations	$ 0.19	$ (0.08)
Income/(Loss) from Discontinued Operations	2.05	(0.01)
Cumulative Effect of Accounting Change, Net of Tax Benefit	-	(0.01)
Fully Diluted Earnings/(Loss) Per Common Share	$ 2.24	$ (0.10)

Basic Common Shares Outstanding (weighted average)	154,115,281	137,799,257
Fully Diluted Common Shares Outstanding (weighted average)	154,667,384	137,799,257

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME/(LOSS)
(Unaudited)

For the Years Ended December 31,	2006	2005	2004
	(Thousands of Dollars, except share information)

Operating Revenues	$ 6,884,388	$ 7,397,743	$ 6,542,038

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	4,630,798	5,528,600	4,401,175
Other	1,129,557	1,058,620	938,791
Restructuring and impairment charges	10,300	44,143	-
Maintenance	193,975	178,521	163,626
Depreciation	240,715	225,278	215,063
Amortization	16,292	202,949	138,271
Amortization of rate reduction bonds	188,247	176,356	164,915
Taxes other than income taxes	250,580	247,555	230,793
Total operating expenses	6,660,464	7,662,022	6,252,634
Operating Income/(Loss)	223,924	(264,279)	289,404

Interest Expense:
Interest on long-term debt	151,686	131,870	107,365
Interest on rate reduction bonds	74,242	87,439	98,899
Other interest	22,217	19,755	8,762
Interest expense, net	248,145	239,064	215,026
Other Income, Net	74,501	54,530	22,722
Income/(Loss) from Continuing Operations Before
Income Tax (Benefit)/Expense	50,280	(448,813)	97,100
Income Tax (Benefit)/Expense	(81,429)	(187,796)	21,765
Income/(Loss) from Continuing Operations Before
Preferred Dividends of Subsidiary	131,709	(261,017)	75,335
Preferred Dividends of Subsidiary	5,559	5,559	5,559
Income/(Loss) from Continuing Operations	126,150	(266,576)	69,776
Discontinued Operations:
Income from Discontinued Operations Before Income Taxes	44,871	24,327	76,803
Gain/(Loss) from Sale of Discontinued Operations	502,653	(1,123)	-
Income Tax Expense	(203,096)	(9,111)	(29,991)
Income from Discontinued Operations	344,428	14,093	46,812
Income/(Loss) Before Cumulative Effect of Accounting Change, Net of Tax Benefit	470,578	(252,483)	116,588
Cumulative effect of accounting change, net of tax benefit of $689	-	(1,005)	-
Net Income/(Loss)	$ 470,578	$ (253,488)	$ 116,588

Basic Earnings/(Loss) Per Common Share:
Income/(Loss) from Continuing Operations	$ 0.82	$ (2.03)	$ 0.54
Income from Discontinued Operations	2.24	0.11	0.37
Cumulative Effect of Accounting Change, Net of Tax Benefit	-	(0.01)	-
Basic Earnings/(Loss) Per Common Share	$ 3.06	$ (1.93)	$ 0.91

Fully Diluted Earnings/(Loss) Per Common Share:
Income/(Loss) from Continuing Operations	$ 0.82	$ (2.03)	$ 0.54
Income from Discontinued Operations	2.23	0.11	0.37
Cumulative Effect of Accounting Change, Net of Tax Benefit	-	(0.01)	-
Fully Diluted Earnings/(Loss) Per Common Share	$ 3.05	$ (1.93)	$ 0.91

Basic Common Shares Outstanding (weighted average)	153,767,527	131,638,953	128,245,860
Fully Diluted Common Shares Outstanding (weighted average)	154,146,669	131,638,953	128,396,076

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

For the Years Ended December 31,	2006	2005	2004
	(Thousands of Dollars)

Operating Activities:
Net income/(loss)	$ 470,578	$ (253,488)	$ 116,588
Adjustments to reconcile to net cash flows
provided by operating activities:
Pre-tax (gain)/loss on sale of discontinued operations	(502,653)	1,123	-
Restructuring and impairment charges	(2,282)	67,181	-
Bad debt expense	29,366	27,528	19,062
Depreciation	243,822	237,463	226,906
Deferred income taxes	(204,212)	(202,789)	111,710
Amortization	16,292	202,949	138,271
Amortization of rate reduction bonds	188,247	176,356	164,915
Amortization/(deferral) of recoverable energy costs	15,609	39,914	(22,751)
Pension expense	38,677	42,662	10,636
Wholesale contract buyout payments	-	(186,531)	-
Regulatory refunds	(96,560)	(65,236)	(150,119)
Derivative assets and liabilities	(98,685)	443,351	85,592
Deferred contractual obligations	(90,671)	(89,464)	(56,161)
Other non-cash adjustments	22,675	45,112	(30,053)
Other sources of cash	10,655	5,528	24,545
Other uses of cash	(10,134)	-	(10,189)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	605,366	(208,519)	(103,983)
Fuel, materials and supplies	16,718	(17,848)	(31,104)
Investments in securitizable assets	(158,651)	(113,410)	27,074
Other current assets	58,350	46,462	(9,387)
Accounts payable	(399,386)	131,043	124,437
Counterparty deposits and margin special deposits	26,469	(86,229)	(18,107)
Accrued taxes/(taxes receivable)	271,477	156,630	(112,300)
Other current liabilities	(43,993)	41,416	(44,935)
Net cash flows provided by operating activities	407,074	441,204	460,647

Investing Activities:
Investments in property and plant:
Electric, gas and other utility plant	(847,404)	(752,124)	(653,948)
Competitive energy assets	(24,777)	(23,231)	(17,527)
Cash flows used for investments in property and plant	(872,181)	(775,355)	(671,475)
Net proceeds from sales of competitive businesses	1,053,099	31,456	-
Cash payments for sales of competitive businesses	(32,359)	-	-
Proceeds from sales of investment securities	193,459	137,099	106,217
Purchases of investment securities	(193,917)	(142,260)	(171,511)
Restricted cash - LMP costs	-	-	93,630
Rate reduction bond escrow	(47,071)	(6,421)	3,874
Other investing activities	16,034	55,936	3,847
Net cash flows provided by/(used in) investing activities	117,064	(699,545)	(635,418)

Financing Activities:
Issuance of common shares	9,494	450,827	10,937
Issuance of long-term debt	250,000	350,355	512,762
Retirement of rate reduction bonds	(173,344)	(195,988)	(183,470)
(Decrease)/increase in short-term debt	(32,000)	(148,000)	75,000
Reacquisitions and retirements of long-term debt	(28,843)	(98,056)	(155,532)
Cash dividends on common shares	(112,745)	(87,554)	(80,177)
Other financing activities	(571)	(14,450)	(1,132)
Net cash flows (used in)/provided by financing activities	(88,009)	257,134	178,388
Net increase/(decrease) in cash and cash equivalents	436,129	(1,207)	3,617
Cash and cash equivalents - beginning of year	45,782	46,989	43,372
Cash and cash equivalents - end of year	$ 481,911	$ 45,782	$ 46,989

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.